UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 11, 2003

CarMax, Inc. (Exact name of Registrant as specified in charter)

Virginia	1-31420	54-1821055

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4900 Cox Road, Glen Allen, Virginia		23060

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(804) 747-0422

Not applicable

(Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

The company today posted on its website an update to its growth plan and a supplementary note on the company’s finance operation, CarMax Auto Finance. The background paper, titled “CarMax Growth Plan, Prototypical Economics and Finance—July 11, 2003” is being furnished under Item 9 of Form 8-K and is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2003

CarMax, Inc

By:	/s/ Keith Browning
Keith Browning Executive Vice President and Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Exhibits

to

Form 8-K

CarMax, Inc.

Index to Exhibits

Exhibit Number	Exhibit

99.1	Background paper titled “CarMax Growth Plan, Prototypical Economics and Finance—July 11, 2003”

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